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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

    As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated March 12, 1999 included in Hawaiian Natural Water Company's Annual Report on Form 10-KSB for the year ended December 31, 1998 and to all references to our Firm included in this registration statement.

                                                         /s/ ARTHUR ANDERSEN LLP

Honolulu, Hawaii

April 14, 1999